UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CommunitySouth Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

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COMMUNITYSOUTH BANCSHARES, INC.
6650 Calhoun Memorial Highway
Easley, South Carolina 29640

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Fellow Shareholder:

        We cordially invite you to attend the 2006 Annual Meeting of Shareholders of CommunitySouth Bancshares, Inc. At the meeting, we will report on our performance in 2005 and answer your questions. We are excited about our accomplishments in 2005 and look forward to discussing both our accomplishments and our 2006 plans with you. We hope that you can attend the meeting and look forward to seeing you there.

        This letter serves as your official notice that we will hold the meeting on May 16, 2006 at 11 a.m. at The Marriott, 1 Parkway East, Greenville, South Carolina 29615, for the following purposes:

1.	To elect four members to the board of directors; and

2.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

        Shareholders owning our common stock at the close of business on March 23, 2006 are entitled to attend and vote at the meeting. A complete list of these shareholders will be available at our offices prior to the meeting.

        Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

By Order of Board of Directors,

/s/ Daniel E. Youngblood
Daniel E. Youngblood
Chairman of the Board of Directors

April 6, 2006
Easley, South Carolina

COMMUNITYSOUTH BANCSHARES,
6650 Calhoun Memorial Highway
Easley, South Carolina 29640

Proxy Statement for the Annual Meeting of
Shareholders to be Held on May 16, 2006

        Our board of directors is soliciting proxies for the 2006 Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. We encourage you to read it carefully.

Voting Information

        The board set March 23, 2006 as the record date for the meeting. Shareholders owning our common stock at the close of business on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 3,744,855 shares of common stock outstanding on the record date. A majority of the outstanding shares of common stock represented at the meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

        Many of our shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold our shares in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these materials are being forwarded to you by your broker or nominee, which is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use to direct your broker or nominee how to vote these shares.

        When you sign the proxy card, you appoint C. Allan Ducker, III and David A. Miller as your representatives at the meeting. Messrs. Ducker and Miller will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Messrs. Ducker and Miller will vote your proxy for the election to the board of directors of all nominees listed below under “Election of Directors.” We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Messrs. Ducker and Miller will vote your proxy on such matters in accordance with their judgment.

        You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and delivering another proxy with a later date or by voting in person at the meeting.

        Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on some proposals but that they do vote on others are referred to as “broker non-votes” with respect to the proposals not voted upon. A broker non-vote does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority, and shares subject to a broker non-vote on a matter will not be considered to be entitled to vote on the matter at the meeting. In addition, if a shareholder abstains from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

        We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Upon written or oral request, we will promptly deliver a separate copy of our annual report on Form 10-KSB or this proxy statement to our shareholders at a shared address to which a single copy of the document was delivered. Our officers and employees may assist in soliciting proxies but will not receive additional compensation for doing so. We are distributing this proxy statement on or about April 6, 2006.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Our board of directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the board members expire at each annual meeting. The current terms of the Class II directors will expire at the meeting. The terms of the Class III directors expire at the 2007 annual shareholders meeting and the terms of the Class I directors will expire at the 2008 annual shareholders meeting. Our directors and their classes are:

Class I	Class II	Class III
C. Allan Ducker, III	David Larry Brotherton	G. Dial DuBose
David W. Edwards	David A. Miller	Joanne M. Rogers
R. Wesley Hammond	Arnold J. Ramsey	B. Lynn Spencer
W. Michael Riddle	J. Neal Workman, Jr.	Daniel E. Youngblood

        Shareholders will elect four nominees as Class II directors at the meeting to serve a three-year term, expiring at the 2009 annual meeting of shareholders. The directors will be elected by a plurality of the votes cast at the meeting. This means that the four nominees receiving the highest number of votes will be elected.

        The board of directors recommends that you elect Messrs. Brotherton, Miller, Ramsey, and Workman as Class II directors.

        If you submit a proxy but do not specify how you would like it to be voted, Messrs. Ducker and Miller will vote your proxy to elect Messrs. Brotherton, Miller, Ramsey, and Workman. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Messrs. Ducker and Miller will vote instead for a replacement to be recommended by the board of directors, unless you specifically instruct otherwise in the proxy.

        Set forth below is certain information about the nominees. All nominees are original directors and are also organizers and directors of our subsidiary, CommunitySouth Bank & Trust.

The board unanimously recommends a vote FOR these nominees.

        David Larry Brotherton, 56, Class II director, is the owner and president of Ortec, Inc., a custom chemical manufacturer, which he founded in 1980. Dr. Brotherton graduated from Tusculum College in 1970 with a B.S. degree in chemistry and the University of Tennessee in 1974 with a Ph.D. in chemistry. Dr. Brotherton has been active in both professional and community organizations. He currently serves as a Trustee and the Chair of the Audit Committee of Tusculum College and on the advisory board of the University of Tennessee College of Arts & Science and Department of Chemistry. In addition, he is past president of the Pickens County YMCA. Dr. Brotherton has also been active in Brushy Creek Baptist Church since 1979. He has served as Deacon, Chair of Deacons, Trustee, Chair of Trustees, Chair of Finance Committee, Sunday School Teacher and Chair of Personnel Committee. Dr. Brotherton also served as a local advisory board member of American Federal and Central Carolina Bank from 1996 to 2004.

        David A. Miller, 38, Class II director, is the president and the chief lending officer of our bank. Mr. Miller has over 15 years of banking experience, most recently serving as city executive and senior vice president of Arthur State Bank from March 2003 until March 2004 until he left to form our bank. Prior to his employment with Arthur State Bank, Mr. Miller served as team leader and vice president of SouthTrust Bank from June 1999 until March 2003. From June 1993 until June 1999, he served as a commercial lender and vice president of CCB Financial Corporation. Mr. Miller graduated from the University of South Carolina in 1989 with a B.S. degree in business administration and the University of Oklahoma National Commercial Lending School in 1995. He is active in Rotary, Sertoma, and other civic organizations in the Spartanburg community.

        Arnold J. Ramsey, 57, Class II director, has been the owner and president of Ramsey Appraisal Service since 1993. Mr. Ramsey has been valuing property for over 30 years and has been involved with numerous residential development projects in the Upstate of South Carolina. Mr. Ramsey began his career as a lender and staff appraiser for First Federal Savings and Loan and has seven years of banking experience. He graduated in 1970 from Clemson University with a B.S. degree in industrial management. Mr. Ramsey is a member of the Spartanburg Homebuilders Association and the Spartanburg Board of Realtors.

    J. Neal Workman, Jr., 59, Class II director, has been the president and owner of Trehel Corporation, a general contractor serving the commercial and industrial segment of the entire Upstate, since 1982. Mr. Workman is also the vice president of Pendleton Homes, a design and build firm serving the Upstate, and president of Pendleton Properties, a metal buildings company. He graduated from Wofford College in 1969 with a B.A. degree in economics. Mr. Workman is active in the Upstate community. He currently serves as the Area Commissioner for Tri-County Technical College, as the State Chair of Heritage Corridor, and on Clemson University Industry Advisory Board for College of Architecture and Humanities. Mr. Workman is also a director of the Anderson Chamber of Commerce and a member of the Seneca, Greater Greenville, and Spartanburg Chambers of Commerce. He is past chairman of the Anderson County Economic Development Partnership and a former member of the Walhalla and Clemson Chambers of Commerce. Mr. Workman was also the 1999 Clemson Area Chamber of Commerce Business Person of the Year. He also served on the local advisory board of First Citizens Bank in Clemson from 1999 to 2004.

        Set forth below is also information about each of our other directors and executive officers. Each director is an original director and is also an organizer and a director of our subsidiary, CommunitySouth Bank & Trust.

    G. Dial DuBose, 45, Class III director, has served as the vice president of operations for Town and Country Realty of Easley, Inc. since 1987, and as president of Nalley Garrett Motels, Inc. since 1987. Mr. DuBose graduated from Wofford College in 1983 with a B.S. degree in psychology. Currently, Mr. DuBose serves as vice chairman of the South Carolina Public Service Authority, and Trustee of the Palmetto Economic Development Association. He is past vice chairman of the Pickens County Council and former chairman of the South Carolina Hospitality Association. In addition, Mr. DuBose served on the Upstate Alliance board of directors and the Easley and Upstate advisory boards for First Union and Wachovia from 1998 to 2004.

    C. Allan Ducker, III, 44, Class I director, is our chief executive officer. He has over 20 years experience as a banker. Most recently, he served as senior vice president and Pickens County executive for Carolina First Bank for six months until he left to form our bank. Prior to his employment with Carolina First Bank, Mr. Ducker served as executive vice president and South Carolina state president for MountainBank for one year. Before joining MountainBank, Mr. Ducker served as senior vice president and regional executive for Bank of America for six years. Mr. Ducker graduated from The Citadel in 1984 with a B.S. degree in business administration. He has also been active in various civic organizations in the Pickens County area. Since 1994, Mr. Ducker has served as a director of the Pickens County YMCA and he is a member of the Easley Rotary Club. He is past treasurer of the Pickens County YMCA, past director of the United Way, and past chairman of Pickens County Friends of Scouting.

        David W. Edwards, 59, Class I director, is the owner and president of Dave Edwards Toyota, a Toyota dealership that he established 1982. Mr. Edwards has been involved in the automotive sales business for over 36 years. He received a B.S. degree in business administration from Mars Hill College in 1968. Mr. Edwards is Deacon of First Baptist Church in Spartanburg and has served on the board for Mobile Meals and the YMCA. He also served on the local advisory board of Palmetto Bank from 1999 to 2002.

    R. Wesley Hammond, 57, Class I director, has been the president of HBJ Home Furnishings, a family owned business that was established in 1907, since 1989. Mr. Hammond graduated in 1973 from Wofford College with a B.S. degree in English. He is a past board member of the Southern Home Furnishings Association and past president and past chairman of the executive committee. He was also past chairman of the association’s Insurance

Trust.     Mr. Hammond served on board of First Federal Savings and Loan from 1992 to 2000 and was a member of its audit, community reinvestment, and conflict of interest committees. He has also served on the board for the Spartanburg Chamber of Commerce and is a graduate of Leadership Spartanburg.

        John W. Hobbs, 43, is our chief financial officer. Mr. Hobbs is a CPA with over 16 years of banking experience, most recently as chief financial officer of Carolina National Bank from February 2002 until May 2004. Prior to joining Carolina National Bank, he served as the chief financial officer of First National Bank of the Carolinas from July 1996 until February 2002. Mr. Hobbs began his banking career as the controller of Standard Federal Savings Bank. He graduated from the University of South Carolina in 1984 with a B.S. degree in accounting.

    W. Michael Riddle, 64, Class I director, has been an oral and maxillofacial surgeon in Easley, South Carolina since 1984. Dr. Riddle graduated from Wofford College in 1964 with a B.S. degree in biology, the Medical College of Virginia School of Dentistry in 1968 with a D.D.S., and the Duke University Medical Center with a certificate of completion of residency in oral and maxillofacial surgery in 1984. He has been active in the community through business, civic, and church activities. Dr. Riddle was past president of the South Carolina Society of Oral and Maxillofacial Surgeons. He was also past president and 25 year member of the Easley Rotary Club and was designated a Paul Harris Fellow. Dr. Riddle is a founding member of St. Matthias Lutheran Church and was the original secretary and treasurer. He is a past member of the Pickens County Committee for the Blue Ridge Council of the Boy Scouts of America. Dr. Riddle also served as a local advisory board member for Bank of America (Pickens County) from 1998 to 2001.

        Joanne M. Rogers, 57, Class III director, has been the president of Lakeview Partners and Palmetto Storage since June 2003. Prior to her employment with Lakeview Partners and Palmetto Storage, Ms. Rogers spent over 30 years as a public school educator and administrator in Spartanburg Districts 1 and 3 and achieved her principal and supervisory certifications. She was the director for the gifted and talented services in District 3. Ms. Rogers was also active in the grant programs and became the administrator for the after school program that served five districts across South Carolina. Ms. Rogers graduated in 1971 from Limestone College with a B.A. degree in elementary education and received her master’s degree in education from the University of South Carolina – Spartanburg/Columbia in 1988. Ms. Rogers has served on the board of directors of the Hollywild Animal Park and the Adoption Advocacy. She has also volunteered with Mobile Meals. Ms. Rogers is a member of Hollysprings Baptist Church.

    B. Lynn Spencer, 46, Class III director, has been co-owner and Broker-In-Charge with Spencer/Hines Properties, a commercial real estate firm located in Spartanburg, South Carolina, since 1994. Mr. Spencer is a member of the state and national CCIM Chapter, is a graduate of Leadership Spartanburg, and served as president for the State CCIM Chapter in 2001. He is currently a member of the South Carolina Economic Developers’ Association. Lynn has served on the Board of Directors for the Piedmont Chapter of the American Red Cross and on the Board of Directors for the YMCA/Spartanburg. He also served on the advisory board for The National Bank of South Carolina from 2001 to 2004.

        Daniel E. Youngblood, 50, Class III director, is the chairman of our board. He was the owner and president of Century 21 Flynn & Youngblood, Inc., a real estate company with sales offices in Greenville, Pickens, and Anderson Counties, from 1983 until 2006. He is the owner and president of Youngblood Development Corp., a commercial and residential real estate development company, since 1983. He is also the managing partner of Mainstream Golf, LLC, a company that operates a golf course. Mr. Youngblood graduated from Clemson University in 1977 with a B.S. degree in administrative management. He served as chairman of the board of the Economic Alliance of Pickens County from 1997 to 2005. He has also served on the regional/local advisory boards for Central Carolina Bank & Trust Company from 1994 to 2004 and Wachovia from 1983 to 1993.

Family Relationships. There are no family relationships among members of our board of directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Attendance at Board, Committee and Annual Shareholders’ Meetings

        During the year ended December 31, 2005, our board of directors held 12 meetings. All of the directors attended at least 75% of the aggregate of the board meetings and committee meetings on which such board members served during this period.

        We have adopted a policy which requires our directors to attend the annual shareholders meeting absent unusual or extenuating circumstances. Ten of the twelve directors attended the annual meeting last year.

Board Committees

        Our board of directors has appointed a number of committees, including an audit committee, a nominating and corporate governance committee, and a compensation committee.

Audit Committee

        Our audit committee is composed of three independent directors, Wesley Hammond, Joanne Rogers, and Dr. Michael Riddle. The audit committee, which met five times in 2005, has the responsibility of reviewing the company’s financial statements, evaluating internal accounting controls, and determining that all audits and examinations required by law are performed. The audit committee recommends to the board the appointment of the independent accountants for the next fiscal year, reviews and approves the auditor’s audit plans, and reviews with the independent accountants the results of the audit and management’s responses. For additional information regarding the audit committee, see “Audit Committee Matters” included in this proxy statement.

Nominating and Corporation Governance Committee

        Our nominating and corporate governance is composed of Neal Workman, Dr. Larry Brotherton, and Wesley Hammond. Each member is considered “independent” as contemplated in the listing standards of the NASD and The NASDAQ National Market. The committee, which did not meet during 2005, but did meet in February 2006, recommends nominees for election to the board of directors. The committee acts under a written charter adopted by the board of directors on March 15, 2005. A copy of the charter is attached to this proxy statement as Appendix B.

        For directors previously elected by shareholders to serve on the board and whose terms of service are expiring, the nominating committee considers whether to recommend to the board the nomination of those directors for re-election for another term of service. The nominating committee also considers whether to recommend to the board the nomination of persons to serve as directors whose nominations have been recommended by shareholders.

        Our committee will consider director candidates recommended by shareholders who submit nominations in accordance with our bylaws. Shareholders must submit the name of the person to the secretary of the company in writing no later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, no more than seven days after notice of the special meeting is given to shareholders. Each notice must set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board; and (v) the consent of each nominee to serve as a director of the company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

        In evaluating such recommendations, the committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of our boards. While no single factor is determinative, the following factors are considered by the nominating committee in considering any potential nominee:

•	educational background, work experience, business acumen,
•	ability to grasp business and financial concepts, knowledge or experience related to banking or financial services,
•	previous service on boards (particularly of public companies),
•	willingness and ability to devote time and energy to the duties of a director,
•	a desire and ability to help enhance shareholder value, o reputation in the community,
•	character,
•	whether the nominee has any history of criminal convictions or violation of SEC rules,
•	actual or potential conflicts of interest, and
•	any other factor that the nominating committee considers relevant to a person’s potential service on the Board of Directors.

        The board also considers the foregoing criteria in determining whether to nominate any person for election by the shareholders. In determining whether to nominate any person for election by the shareholders, the board assesses the appropriate size of the board, consistent with the bylaws of the company, and whether any vacancies on the board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the board will consider various potential candidates for director recommended by the nominating committee. Candidates may come to the attention of the nominating committee or board through a variety of sources including, but not limited to, current members of the board, shareholders, or other persons. The nominating committee and board consider properly submitted recommendations by shareholders who are not directors, officers, or employees of the company on the same basis as candidates recommended by any other person.

        The company does not pay a third party to assist in identifying and evaluating candidates.

Compensation Committee

        Our compensation committee is composed of Dr. Larry Brotherton, Joanne Rogers, and Arnold Ramsey. Each member is considered “independent” as contemplated in the listing standards of the NASD and The NASDAQ National Market. The committee, which met five times during 2005, has the responsibility of approving the compensation plans for the holding company and the bank and specific compensation for all executive officers. The committee reviews all benefit plans and annually reviews the performance of the chief executive officer.

Code of Ethics

        We expect all of our employees to conduct themselves honestly and ethically, particularly in handling actual and apparent conflicts of interest and providing full, accurate, and timely disclosure to the public.

        We have adopted a Code of Ethics that is specifically applicable to our senior management and financial officers, including our principal executive officer, our principal financial officer, and our principal accounting officer and controllers. A copy of this Code of Ethics is available without charge to shareholders upon request to the secretary of the company, at CommunitySouth Bancshares, Inc., 6650 Calhoun Memorial Highway, Easley, South Carolina 29640.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

        The following table shows the compensation we paid for the years ended December 31, 2004 and 2005 to our chief executive officer and all other executive officers who earned over $100,000 for the year ended 2005 (collectively, the “named executive officers”).

	Annual Compensation				Long Term
					Compensation
				Other Annual	Securities	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation (1)	Underlying Options	Compensation
C. Allan Ducker, III	2005	115,000	-	-	149,983	310	(2)
Chief Executive Officer	2004	75,000	-	-	-	40,000
David Miller	2005	115,000	-	-	149,983	245	(2)
President	2004	75,000	-	-	-	-

_________________

(1)

Our named executive officers also receive perquisites and other personal benefits. The amount of such benefits did not exceed the lesser of either $50,000 or 10% of the named executive officer’s salary and bonus in 2005.

(2)	Represents term life insurance premiums.

Option Grants in Last Fiscal Year

        Pursuant to the CommunitySouth Bancshares, Inc. 2005 Stock Incentive Plan, approved by our shareholders on May 17, 2005, we may grant options for up to 786,433 shares to our officers, directors, and employees. The following options were issued to the named executive officers in 2005.

	Number of Securities	Percent of Total
	Underlying Options	Granted to Employees	Exercise Price	Expiration
	Granted	in Fiscal Year	(Dollars per Share)	Date
C. Allan Ducker, III	149,983	33.53%	$8.00	3/15/15
David Miller	149,983	33.53%	$8.00	3/15/15

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

        The following table sets forth information with respect to options exercised during the fiscal year ended December 31, 2005 and remaining unexercised options at the end of the fiscal year for the named executive officers.

	Number of Securities		Value of Unexercised In-
	Underlying Underexercised		In-the-Money Options at
	Options at Fiscal Year End		Year End
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
			(1)	(1)
C Allan Ducker	149,983	-	$ 1,649,813	$ -
David Miller	149,983	-	$ 1,649,813	$ -

_________________

(1)

Based on a price of $19 per share, which is the last trade of which the company is aware prior to December 31, 2005. The common stock is not, however, widely traded and such price may not be indicative of market value. All options have an exercise price of $8.00 per share.

Employment Agreements

        In March 2004, we entered into an employment agreement with Mr. Ducker, which includes the following principal terms:

•	Serves as chief executive officer of CommunitySouth Bancshares and CommunitySouth Bank and Trust;
•	Base salary of $115,000, which may be increased annually by the board of directors;
•	Term of three years, which is extended automatically at the end of each day so that the remaining term continues to be three years;
•	Entitled to options to purchase a number of shares of common stock equal to 4% of the number of shares sold in our initial public offering;
•	Entitled to family medical, dental, vision, life, and disability insurance, and a reasonable car allowance not to exceed $750 per month;
•	Entitled to relocation expenses in the amount of $40,000;
•	Participates in our retirement, welfare, and other benefit programs;
•	Receives reimbursement for club dues and travel and business expenses;
•	Prohibited from disclosing our trade secrets or confidential information;
•	If we terminate Mr. Ducker’s employment without cause, he will be entitled to severance equal to 24 months of his then base salary;
•	Following a change in control, if Mr. Ducker terminates his employment for a good reason within a 90-day period beginning on the 30th day following a change in control or within a 90-day period beginning on the one year anniversary of the change in control, he will be entitled to severance equal to 36 months of his then base salary; and
•	During his employment and for a period of 24 months thereafter, Mr. Ducker may not, subject to limited exceptions, (a) compete with us by forming, serving as an organizer, director, or officer of, or acquiring or maintaining an ownership interest in, a depository financial institution or holding company of a depository financial institution, if the depository institution or holding company has one or more offices or branches within our territory, (b) solicit our customers for a competing business, or (c) solicit our employees for a competing business.

        In March 2004, we entered into an employment agreement with Mr. Miller, which includes the following principal terms:

•	Serves as President of CommunitySouth Bancshares and CommunitySouth Bank and Trust;
•	Base salary of $115,000, which may be increased annually by the board of directors;
•	Term of three years, which is extended automatically at the end of each day so that the remaining term continues to be three years;
•	Entitled to options to purchase a number of shares of common stock equal to 4% of the number of shares sold in our initial public offering;
•	Entitled to family medical, dental, vision, life, and disability insurance, and a reasonable car allowance not to exceed $750 per month;
•	Participates in our retirement, welfare, and other benefit programs; o Receives reimbursement for club dues and travel and business expenses;
•	Prohibited from disclosing our trade secrets or confidential information;
•	If we terminate Mr. Miller’s employment without cause, he will be entitled to severance equal to 24 months of his then base salary;
•	Following a change in control, if Mr. Miller terminates his employment for a good reason within a 90-day period beginning on the 30th day following a change in control or within a 90-day period beginning on the one year anniversary of the change in control, he will be entitled to severance equal to 36 months of his then base salary; and
•	During his employment and for a period of 24 months thereafter, Mr. Miller may not, subject to limited exceptions, (a) compete with us by forming, serving as an organizer, director, or officer of, or acquiring or maintaining an ownership interest in, a depository financial institution or holding company of a depository financial institution, if the depository institution or holding company has one or more offices or branches within our territory, (b) solicit our customers for a competing business, or (c) solicit our employees for a competing business.

Director Compensation

        Our bylaws permit our directors to receive reasonable compensation as determined by a resolution of the board of directors. We did not pay any cash directors’ fees during the last fiscal year. However, we may, pursuant to our bylaws, begin to pay directors’ fees at some time in the future.

The following table sets forth the equity compensation plan information at December 31, 2005. All option and warrant information has been adjusted to reflect all prior stock splits and dividends.

Equity Compensation Plan Information

			Number of securities
			remaining available for
	Number of securities		future issuance under
	to be issued	Weighted-average	equity compensation plans
	upon exercise of	exercise price of	(c)
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights(a)	warrants and rights (b)	reflected in column(a))
Equity compensation	577,534	8.17	208,885
plans approved by
security holders
Equity compensation	137,125	8.00	0
plans not approved
by security holders
Total	714,659	8.14	208,885

_________________

(1)	The shares of common stock available for issuance under the plan will automatically increase each time we issue additional shares so that it continues to equal 21% of our total outstanding shares.

(2)

Each of our organizers received, for no additional consideration, a warrant to purchase one share of common stock for $10.00 per share for every two shares they purchased in the offering, up to a maximum of 10,000 shares per organizer. The warrants are represented by separate warrant agreements. The warrants vested on May 18, 2005, 120 days after the date of the opening of the bank, and they are exercisable in whole or in part during the 10 year period following that date. If the South Carolina Board of Financial Institutions or the FDIC issues a capital directive or other order requiring the bank to obtain additional capital, the warrants will be forfeited, if not immediately exercised.

AUDIT COMMITTEE MATTERS

        Our audit committee is composed of three independent directors and operates under a written charter adopted by the board on January 12, 2005. A copy of the charter is attached to this proxy statement as Appendix A. The board of directors has determined that Wesley Hammond, Dr. Michael Riddle, and Joanne Rogers are independent, as contemplated in the listing standards of the NASD and The NASDAQ National Market. None of the current members of the audit committee nor any other member of our board qualifies as an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission. As a relatively small public company, it is difficult to identify potential qualified candidates that are willing to serve on our board and otherwise meet our requirements for service. At the present, we do not know if or when we will appoint a new board member that qualifies as an audit committee financial expert. Although none of audit committee members qualify as “financial experts” as defined in the SEC rules, each of our members has made valuable contributions to the company and its shareholders as members of the audit committee. The board has determined that each member is fully qualified to monitor the performance of management, the public disclosures by the company of its financial condition and performance, our internal accounting operations, and our independent auditors.

Report of the Audit Committee of the Board

        The report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates the information contained in the report by reference, and shall not be deemed filed under such acts.

        The audit committee has reviewed and discussed with management the audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61. The audit committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”) and has discussed with the independent auditors the independent auditors’ independence from the company and its management. In reliance on the reviews and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on SEC Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the SEC.

        The report of the audit committee is included herein at the direction of its members, Wesley Hammond, Dr. Michael Riddle, and Joanne Rogers.

Auditing and Related Fees

Independent Auditors

        Elliott Davis, LLC was our auditor during the fiscal year ended December 31, 2005. We have selected Elliott Davis, LLC to serve as our independent accountants for the year ending December 31, 2006. We expect that a representative from this firm will be present and available to answer appropriate questions at the annual meeting and will have an opportunity to make a statement if he or she desires to do so.

Audit Fees

        The following table shows the fees that the Company paid or accrued for the audit and other services provided by Elliott Davis, LLC for the fiscal years ended December 31, 2005 and 2004.

	Year Ended	Year Ended
	December 31, 2005	December 31, 2004
Audit Fees	$24,450	$14,540
Audit-Related Fees	3,390	0
Tax Fees	2,175	2,340

Total	$30,015	$16,880

        Audit Fees. This category includes the aggregate fees billed for professional services rendered by Elliott Davis, LLC for the audit of our annual consolidated financial statements and the limited reviews of our quarterly condensed consolidated financial statements for the years ended December 31, 2005 and 2004. Also included are fees related to the issuance of comfort letters and consents related to SEC filings associated with our initial public stock offering.

        Audit-Related Fees. This category includes the aggregate fees billed for non-audit services, exclusive of the fees disclosed relating to audit fees, rendered by Elliott Davis, LLC during the fiscal years ended December 31, 2005 and 2004. These services principally include presentations to the Board of Directors, Audit Committee and/or employees, related to stock splits, stock options, etc.

        Tax Fees. This category includes the aggregate fees billed for tax services rendered by Elliott Davis, LLC during the fiscal years ended December 31, 2005 and 2004. These services include preparation of state and federal tax returns.

Oversight of Accountants; Approval of Accounting Fees

        Under the provisions of its charter, the audit committee is responsible for the appointment, compensation, retention and oversight of the work of the independent accountants. These services may include audit services, audit-related services, tax services and other services. The audit committee approves the fees for each specific category of service. The policy specifically prohibits certain non-audit services that are prohibited by securities laws from being provided by an independent accountant.

        All of the principal accounting services and fees reflected in the table above were reviewed and approved by the audit committee. The accountants represented to the audit committee that the services were performed with fifty (50) percent or more of individuals who were employees of the independent accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

General

        The following table shows how much common stock is owned by our directors, named executive officers, directors and executive officers as a group, and owners of more than 5% of the outstanding common stock, as of March 23, 2006. Unless otherwise indicated, the mailing address for each beneficial owner is in care of CommunitySouth Bancshares, Inc., 6650 Calhoun Memorial Highway, Easley, South Carolina 29640.

	Number of Shares		% of Beneficial
Name	Owned (1)	Right to Acquire (2)	Ownership(3)
David Larry Brotherton	61,375	31,250	2.45%
G. Dial DuBose	30,310	20,312	1.34%
C. Allan Ducker, III	12,125	156,045	4.31%
David W. Edwards	60,625	31,250	2.43%
R. Wesley Hammond	27,874	15,625	1.16%
David A. Miller	12,125	156,045	4.31%
John W. Hobbs	6,248	62,165	1.80%
Arnold J. Ramsey	30,312	15,625	1.22%
W. Michael Riddle	42,437	21,875	1.71%
Joanne M. Rogers	60,625	31,250	2.43%
B. Lynn Spencer	60,625	31,250	2.43%
J. Neal Workman, Jr	61,517	31,250	2.46%
Daniel E. Youngblood	60,625	31,250	2.43%
All executive officers and directors
as a group (13 persons)	526,823	635,192	26.53%

_________________

(1)

Includes shares for which the named person has sole voting and investment power, has shared voting and investment power, or holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)	Includes shares that may be acquired within the next 60 days of March 23, 2006 by exercising vested stock options or warrants but does not include any unvested stock options or warrants.

(3)

For each individual, this percentage is determined by assuming the named person exercises all options and warrants which he or she has the right to acquire within 60 days, but that no other persons exercise any options or warrants. For the directors and executive officers as a group, this percentage is determined by assuming that each director and executive officer exercises all options or warrants which he or she has the right to acquire within 60 days, but that no other persons exercise any options. The calculations are based on 3,744,855 shares of common stock outstanding on March 23, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We enter into banking and other transactions in the ordinary course of business with our directors and officers and their affiliates. It is our policy that these transactions be on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. We do not expect these transactions to involve more than the normal risk of collectibility nor present other unfavorable features to us. Loans to individual directors and officers must also comply with our bank’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of the loan application. We intend for all of our transactions with our affiliates to be on terms no less favorable to us than could be obtained from an unaffiliated third party and to be approved by a majority of disinterested directors.

        We purchased the site for the permanent branch office in Easley on March 16, 2005 from one of our directors, Daniel E. Youngblood. The purchase price for the property was $775,000. We received two MAI appraisals that valued the property at the purchase price. In addition, we lease the adjoining site from Mr. Youngblood for $3,443 per month. This serves as the site for the modular facility during the construction of the permanent building. The Spartanburg branch location is leased for $6,500 per month from Rogers and Ramsey LLC, a company in which two directors, Arnold Ramsey and Joanne Rogers, have a partnership interest. The Mauldin location leasehold improvements and the main office headquarters are being constructed by Trehel Construction, a company owned by one of our directors, Neil Workman Jr. We believe that all lease rates and construction costs are comparable to transactions within unrelated persons.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        During 2005, our directors and executive officers were not required to report their ownership of our common stock and any changes in ownership to the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS

        If shareholders wish a proposal to be included in our proxy statement and form of proxy relating to our 2007 annual meeting, they must deliver a written copy of their proposal to our principal executive offices no later than December 16, 2006. To ensure prompt receipt by the company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with our bylaws relating to shareholder proposals in order to be included in our proxy materials.

        Any shareholder proposal to be made at an annual meeting, but which is not requested to be included in our proxy materials, must comply with our bylaws. It is our policy that any shareholder proposal to be made at an annual meeting, but which is not requested to be included in our proxy materials, must be delivered to the secretary of the company between 30 and 60 days prior to the annual meeting; provided, however, that if less than 31 days’ notice of the meeting is given to shareholders, the notice must be delivered within 10 days following the day on which notice of the meeting was mailed to shareholders.

OTHER MATTERS

        The board is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies. The cost of solicitation of proxies will be borne by the company. In addition to solicitations by mail, directors, officers and regular employees of the company may solicit proxies personally or by telegraph or telephone without additional compensation.

        The board has implemented a process for shareholders of the company to send communications to the board. Any shareholder desiring to communicate with the board, or with specific individual directors, may so do by writing to the secretary of the company, at CommunitySouth Bancshares, Inc., 6650 Calhoun Memorial Highway, Easley, South Carolina 29640. The secretary has been instructed by the board to promptly forward all such communications to the addressees indicated thereon.

April 6, 2006
Easley, South Carolina

PROXY SOLICITED FOR ANNUAL MEETING
OF SHAREHOLDERS OF
COMMUNITYSOUTH BANCSHARES, INC.
To be held on May 16, 2006

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby constitutes and appoints C. Allan Ducker, III and David A. Miller, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated below, all of the shares of common stock of CommunitySouth Bancshares, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at The Marriott, 1 Parkway East Greenville, South Carolina 29615, on May 16, 2006 at 11 a.m. local time, and at any adjournment, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders, receipt of which is acknowledged. These proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows:

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “for” Proposal No. 1 to elect the four identified Class II directors to serve on the board of directors.

1.     PROPOSAL to elect the four identified Class II directors.

        David Larry Brotherton
        David A. Miller
        Arnold J. Ramsey
        J. Neal Workman, Jr.

[ ] FOR all nominees	[ ] WITHHOLD AUTHORITY
listed (except as marked	to vote for all nominees
to the contrary)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), write that nominees name(s) in the space provided below.

Dated: ____________________, 2006	Dated: ____________________, 2006

_____________________________________ Signature of Shareholder(s)	_____________________________________ Signature of Shareholder(s)

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

Appendix A

CommunitySouth Bancshares, Inc.
Audit Committee Charter

        The Board of Directors of the Company has delegated to the Audit Committee the Board’s responsibility for monitoring the audit function of the Company, which includes the selection of independent auditors, determination of the independence of the independent auditors, and internal auditing and internal accounting controls.

        Members of the Audit Committee shall discharge their committee duties using their business judgment in accordance with standards prescribed for directors by applicable state corporate law and rules adopted from time to time by the Securities and Exchange Commission.

Membership of the Audit Committee

        The Audit Committee is made up of three or more members of the Board of Directors who meet applicable independence standards and have the ability to read and understand basic financial statements.

        Members of the Audit Committee are encouraged to make use of training opportunities and consultants to enhance their ability to perform their committee responsibilities.

Scope of Responsibilities

1.

Recommend to the Board of Directors the selection of the Company’s independent accountants, who shall be accountable to the Board of Directors and the Audit Committee, and, when appropriate, their dismissal.

2.	Review with the independent accountants their independence under applicable standards of independence and report the results of the review to the Board of Directors.

3.

On an annual basis, in conjunction with commencement of the annual audit, review the independent auditors’ audit plan and consider its scope, staffing, reliance upon management and internal audit functions, general audit approach, and the methods, practices, and policies governing the audit work.

4.	Review the budget, audit plans, changes in audit plans, activities, organizational structure, and qualifications of the internal audit department, as needed.

5.	Approve all fees and other compensation (subject to de minimis exceptions as defined by law for non-audit services) to be paid to the independent auditors.

6.

Pre-approve all audit and non-audit services (subject to de minimis exceptions as defined by law for non-audit services) provided by the independent auditors in accordance with applicable regulations. The Audit Committee may delegate its authority to pre-approve nonaudit services to one or more designated Audit Committee members. The decisions of the designated member(s) shall be presented to, and ratified by, the full Audit Committee at the next subsequent meeting.

7.

In consultation with management, the independent auditors, and the internal auditors, review management’s periodic evaluations of the Company’s financial reporting processes and controls, including disclosure controls and procedures and internal controls, and all reports or attestations of the independent auditors on the Company’s internal controls. Review significant financial risk exposures identified in such reports and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management’s responses.

8.

Meet with the independent accountants to review: (a) any problems encountered in the audit including any restrictions imposed by management; and (b) the adequacy and effectiveness of administrative, operating and accounting policies of the Company. Establish a communications channel for the independent accountants to be able to contact the Audit Committee directly without going through management.

9.

Meet with the internal auditors to review: (a) any problems encountered in internal audits including any restrictions imposed by management; and (b) the adequacy and effectiveness of administrative, operating, and accounting policies of the Company. Establish a communications channel for the internal auditors to be able to contact the Audit Committee directly without going through management.

10.	Review and approve all significant proposed accounting changes.

11.

Review and discuss with management and the independent auditors the Company’s annual audited financial statements prior to the filing of its Form 10-K, including disclosures made in the “Management’s Discussion and Analysis or Plan of Operation.” Report to the Board of Directors the Audit Committee’s recommendation of whether to include the audited financial statements in the Company’s Annual Report on Form 10-K.

12.

Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in the “Management’s Discussion and Analysis or Plan of Operation.”

13.	Investigate any matter which the Audit Committee deems to be in the interest of the Company and report its findings to the Board of Directors.

14.	Review and approve any Audit Committee report to be included in the Company’s proxy statement.

15.

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

16.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

17.

Prior to releasing the annual audit report, discuss with the independent auditor the matters required to be discussed by Statement and Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

18.

Review with the Chief Executive Officer, President, Chief Financial Officer, financial and other relevant management, and the independent auditors the Company’s annual and quarterly certifications as required by applicable regulations. Discuss (1) any significant deficiencies identified to the Audit Committee in the design or operation of financial accounting, reporting, disclosure controls and procedures, and internal controls, (2) the process used by the officers to certify the annual and quarterly reports, (3) any material issues or risk exposures identified during the certification process, and (4) the steps management has taken to monitor, control, and report such exposures and control deficiencies.

19.

Receive and review with the independent auditors quarterly reports, and other reports if requested by the Audit Committee from time to time, prepared by the independent auditors concerning (i) the critical accounting policies and practices of the Company and (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the ramifications and preferred treatment of such information. Direct the independent auditors to provide to the Audit Committee, at the time they are sent to management, all material written communications between the independent auditors and management.

20.

At least annually, obtain and review a report by the independent auditors describing (1) the independent auditors’ internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the independent auditors or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditors and the Company, so that the Audit Committee can assess the auditors’ independence.

21.

Ensure the rotation of the audit partners as required by law. At least annually, review and discuss with the independent auditors all relationships they have with the Company, including the provision of non-audit services, and the necessity for rotation of independent auditor personnel.

22.

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

23.	Establish policies concerning the employment of employees and former employees of the independent auditors, including policies addressing legal requirements.

24.	Review related party transactions on a quarterly basis, and approve only those which do not create or intensify existing conflicts.

Audit Committee Activities

1.	The Audit Committee shall meet upon the call of its chairman and at such other times as it shall determine.

2.	Meetings of the Audit Committee shall be open only to members of the Audit Committee and those invited to be present by the Audit Committee.

3.	The Audit Committee is authorized to employ and consult with accountants, attorneys, and other professionals to assist it.

4.

The Audit Committee may meet together with the audit committees of the Company’s subsidiaries but no person who is not a member of the Company’s audit committee shall be entitled to vote on any matter considered by the Audit Committee.

5.	The Audit Committee shall have unlimited access to all employees, books, and records of the Company.

6.	The Audit Committee shall report its activities and recommendations to the Board of Directors at any regular or special meeting of the Board of Directors.

7.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

8.	Discuss with the Company’s general counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Amendment or Repeal of Charter

        The Board of Directors may amend or repeal this Charter and the duties of the Audit Committee at any time.

Limitation of the Audit Committee’s Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Adopted by the Board of Directors on January 12, 2005

Appendix B

CommunitySouth Bancshares, Inc.
NOMINATING AND CORPORATE GOVERNANCE CHARTER

Purpose

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is appointed by the Board of Directors of CommunitySouth Bancshares, Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Nominating Committee also functions as the governance committee of the board of directors of the Company’s subsidiary, CommunitySouth Bank and Trust (the “Bank”). References to the Company in this charter also include the Bank and all other direct and indirect subsidiaries of the Company, and references to the Board include the Board of Directors of the Company, of the Bank, and of each other subsidiary. The Nominating Committee’s primary purposes are: (1) to identify, screen, recruit, and nominate director candidates to the Board; (2) develop, recommend, and oversee corporate governance policies of the Company; and (3) establish and administer processes to evaluate the effectiveness of the Board, committees, and management.

The Nominating Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. The Nominating Committee has the ability to retain, at the Company’s expense, such special legal, accounting, and other consultants and experts as it deems necessary in the performance of its duties. In addition, the Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to approve the search firm’s fees and other retention terms.

Committee Composition, Meetings, and Procedures

The Nominating Committee shall consist of three or more directors, as determined by the Board, none of whom shall be executive officers or employees of the Company, and all of whom shall satisfy the independence requirements of the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, and any stock exchange listing requirements applicable to the Company. The Nominating Committee’s members and chair shall be appointed by the Board on the recommendation of the Nominating Committee. If the chair is not present or designated, the members of the Nominating Committee may designate a chair by majority vote. Members of the Nominating Committee shall serve at the pleasure of the Board and may be removed in the discretion of the Board.

The Nominating Committee shall meet at least annually, or more frequently as circumstances dictate. The Nominating Committee shall conduct its meetings in accordance with the Company’s bylaws. Except as limited by law, the Nominating Committee may form subcommittees for any purpose the Nominating Committee deems appropriate and may delegate to such subcommittees such power and authority as it deems appropriate.

B-1

Committee Powers, Authority, Duties, and Responsibilities

1.

The Nominating Committee shall recommend to the Board criteria for the selection of new directors, evaluate the qualifications and independence of potential candidates for director, including any nominees submitted by shareholders under and in accordance with the provisions of the Company’s Articles of Incorporation and Bylaws, and recommend to the Board a slate of nominees for election by shareholder any person to be considered to fill a Board vacancy or a newly created directorship resulting from any increase in the authorized number of directors.

2.

When considering a person to be recommended for nomination as a director of the Company, the Nominating Committee shall consider the skills and background needed by the Company and possessed by the person, diversity of the Board, and the ability of the person to devote the necessary time to service as a director. The Nominating Committee shall also develop a list of criteria to be considered in evaluating director candidates.

3.

The Nominating Committee shall recommend to the Board standards for determining director independence consistent with applicable legal or regulatory corporate governance requirements and review and assess those standards on a periodic basis. The Nominating Committee shall review the qualifications and independence of the members of the Board and its various committees on a regular periodic basis and make any recommendations it may deem appropriate concerning changes in the composition of the Board and its committees.

4.	The Nominating Committee shall identify potential candidates for nomination as directors on an on-going basis, in such manner as the Nominating Committee deems appropriate.

5.	The Nominating Committee shall oversee the orientation and continuing education of directors.

6.

The Nominating Committee shall annually recommend to the Board director nominees for each Board committee. Recommendations should consider the qualifications of membership on each committee, the desirability of rotation among directors, and any limitation of the number of consecutive years a director should serve on a committee. The Nominating Committee shall also advise the Board on removal of any Board committee members.

7.

The Nominating Committee shall receive comments from all directors and report annually to the Board on an assessment of the Board’s performance, to be discussed with the Board following the end of each fiscal year. The Nominating Committee shall also establish and oversee an annual evaluation performance of management and oversee the annual self-assessment of the Board.

8.

The Nominating Committee shall review and reassess at least annually the adequacy of the corporate governance principles of the Company and recommend any proposed changes to the Board for approval, including any changes in director fees and qualifications.

B-2

9.

The Nominating Committee shall review and assess at least annually the Company’s compliance with the corporate governance guidelines and the requirements established under the Sarbanes-Oxley Act and by applicable laws and regulations.

10.	The Nominating Committee shall make reports to the Board at its next regularly scheduled meeting following the meeting of the Nominating Committee accompanied by any recommendation to the Board.

11.	The Nominating Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

12.	The Nominating Committee shall annually review its own performance and present to the Board an annual performance evaluation of the Nominating Committee.

13.	The Nominating Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

Adopted by the Board of Directors on March 15, 2005

B-3